BRIDGE BUILDER TRUST

(the “Trust”)

Bridge Builder Tax Managed Large Cap Fund (the “Fund”)

Supplement dated September 30, 2022

to the Prospectus dated May 11, 2022, as supplemented

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

Effective immediately, Stephen Rigo is added as a portfolio manager of the portion of the assets of the Fund managed by ClearBridge Investments, LLC (“ClearBridge’s Allocated Portion of the Fund”). Scott Glasser and Michael Kagan continue to serve as portfolio managers of ClearBridge’s Allocated Portion of the Fund.

Accordingly, effective immediately, the Prospectus is hereby supplemented and revised as follows:

1.

The table entitled “ClearBridge” in the sub-section of the Prospectus entitled “Sub-advisers and Portfolio Managers” under the section entitled “Summary Section” for the Fund is replaced with the following:

Portfolio Managers	Position with ClearBridge	Length of Service to the Fund
Scott Glasser	Portfolio Manager, Managing Director, Chief Investment Officer	Since Inception
Michael Kagan	Portfolio Manager, Managing Director	Since Inception
Stephen Rigo, CFA	Portfolio Manager, Director	Since September 2022

2.

The sub-section of the Prospectus entitled “Sub-advisers and Portfolio Managers –Large Cap Fund – ClearBridge – Portfolio Managers” under the section entitled “Management of the Funds” is replaced with the following:

Portfolio Managers:

Scott Glasser and Michael Kagan have been portfolio managers of the Large Cap Fund since its inception. Stephen Rigo, CFA has been a portfolio manager of the Large Cap Fund since September 2022.

Mr. Glasser is Chief Investment Officer of ClearBridge and co-manages the ClearBridge Appreciation Strategy, which he has done since 1995. He has 30 years of investment industry experience and is a member of ClearBridge’s Management, Valuation and Risk Management Committees. He previously served as co-director of research for ClearBridge. Prior to joining the firm, Mr. Glasser was a credit analyst specializing in fixed income investments for Bear Stearns. In 1993, he joined the research department of predecessor organization Shearson Lehman Brothers as a consumer analyst and transitioned into a role as a portfolio manager one year later. Mr. Glasser graduated from Middlebury College in Vermont where he received his BA in Political Science and Spanish. He earned his MBA in Finance from Pennsylvania State University.

Mr. Kagan co-manages the ClearBridge Appreciation Strategy, which he has done since 2009. He joined a predecessor organization in 1994 and has 36 years of investment industry experience. Mr. Kagan is a member of the ClearBridge Proxy and Brokerage Committees. Mr. Kagan previously was employed as an equity analyst for Zweig Advisors and was portfolio manager of the Fidelity Select Construction and Housing Fund at Fidelity Investments. He received his BA in Economics from Harvard College and attended the Massachusetts Institute of Technology Sloan School of Management.

Mr. Rigo co-manages the ClearBridge Appreciation Strategy. He joined ClearBridge in 2016 and has 22 years of investment industry experience. He was previously a portfolio strategist at Moore Capital Management, an analyst at York Capital Management, a senior analyst at Green Arrow Capital and a research associate at Friedman, Billings, Ramsey.

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BRIDGE BUILDER TRUST

(the “Trust”)

Bridge Builder Tax Managed Large Cap Fund (the “Fund”)

Supplement dated September 30, 2022

to the Statement of Additional Information (the “SAI”)

dated May 11, 2022, as supplemented

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

Effective immediately, Stephen Rigo is added as a portfolio manager of the portion of the assets of the Fund managed by ClearBridge Investments, LLC (“ClearBridge’s Allocated Portion of the Fund”). Scott Glasser and Michael Kagan continue to serve as portfolio managers of ClearBridge’s Allocated Portion of the Fund.

Accordingly, effective immediately, the SAI is hereby supplemented and revised as follows:

The sub-section entitled “Other Accounts Managed by Portfolio Managers” under the section entitled “The Funds’ Investment Teams – The Sub-advisers – Tax Managed Large Cap Fund – ClearBridge Investments, LLC (“ClearBridge”) is hereby replaced with the following:

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Information is shown as of December 31, 2021, except as otherwise noted. Asset amounts are approximate and have been rounded. None of the accounts listed below are subject to a performance-based advisory fee.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Scott Glasser	4	$9.43 billion	1	$252 million	7,734	$3.26 billion
Michael Kagan	4	$9.43 billion	1	$252 million	7,734	$3.26 billion
Stephen Rigo, CFA[1]	0	$0	0	$0	0	$0

1As of July 31, 2022

As of May 11, 2022, for Messrs. Glasser and Kagan, and as of July 31, 2022, for Mr. Rigo, the above-listed portfolio managers did not beneficially own any shares of the Fund.

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